                                                                    EXHIBIT 4.1

                         Countersigned and Registered:
                                      NORWEST BANK MINNESOTA, N.A.
                                           Transfer Agent And Registrar


                                    By             Authorized Signature



CLASS A COMMON STOCK                                        CLASS A COMMON STOCK

    A-                          ORTHALLIANCE

                             A NATIONAL ALLIANCE
                         OF ORTHODONTIC PROFESSIONALS
                                                          CUSIP 687913 10 3
                                                           SEE REVERSE SIDE
                                                       FOR CERTAIN DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT





is the owner of


        FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK,
  OF THE PAR VALUE OF ONE-TENTH OF ONE CENT ($.001) PAR VALUE PER SHARE, OF

                ----------------                  -------------------
--------------------------------ORTHALLIANCE, INC.-----------------------------
                ----------------                  -------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

    WITNESS the facsimile signatures of the Corporation's duly authorized officers.

Dated:

                                    [SEAL]

                              ORTHALLIANCE, INC.
                                  CORPORATE
                                     SEAL
                                   OCT. 21
                                     1996
                                   DELAWARE

/s/ Paul H. Hayase                                    /s/ Sam Westover

    Secretary                                             President

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF
AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                             UTMA - ______Custodian _____
                                                                  (Cust)         (Minor)
TEN ENT - as tenants by entireties                                under Uniform Transfet to Minors

JT TEN  - as joint tenants with right of survivorship           Act_______________________________
          and not as tenants in common                                     (State)
                    Additional abbreviations may also be used though not in the above list.
---------------------------------------------------------------------------------------------------


For Value received _______hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
/                                    /
--------------------------------------------------------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                              ____________________________________________

                                   ____________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED